Exhibit (q)

RIVERNORTH FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of RiverNorth Funds hereby appoint Joshua B. Deringer, David L. Williams and/or Patrick W. Galley, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of RiverNorth Funds: any and all Post-Effective Amendments to Registration Statement File No. 333-136185; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 20th day of January, 2023.

/s/ David M. Swanson
David M. Swanson
Trustee

STATE OF FLORIDA

COUNTY OF WEST PALM BEACH

The foregoing instrument was acknowledged before me this 20th day of' January 2023, by David M. Swanson, a person known to me.

/s/ Erin Heitman
(NOTARY SEAL)	Erin Heitman
Notary Public – State of Florida

RIVERNORTH FUNDS

POWER OF ATIORNEY

I, the undersigned Trustee of RiverNorth Funds hereby appoint Joshua B. Deringer, David L. Williams and/or Patrick W. Galley, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of RiverNorth Funds: any and all Post-Effective Amendments to Registration Statement File No. 333-136185; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 20th day of January, 2023.

/s/ John K.Carter
John K.Carter
Trustee

STATE OF FLORIDA

COUNTY OF WEST PALM BEACH

The foregoing instrument was acknowledged before me this 20th day of January 2023, by John K. Carter, a person known to me.

/s/ Erin Heitman
(NOTARY SEAL)	Erin Heitman
Notary Public – State of Florida

RIVERNORTH FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of RiverNorth Funds hereby appoint Joshua B. Deringer, David L. Williams and/or Patrick W. Galley, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of RiverNorth Funds: any and all Post-Effective Amendments to Registration Statement File No. 333-136185; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 20th day of January, 2023.

/s/ Jerry R. Raio
Jerry R. Raio
Trustee

STATE OF FLORIDA

COUNTY OF WEST PALM BEACH

The foregoing instrument was acknowledged before me this 20th day of January 2023, by Jerry R. Raio. a person known to me.

/s/ Erin Heitman
(NOTARY SEAL)	Erin Heitman
Notary Public – State of Florida

RIVERNORTH FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of RiverNorth Funds hereby appoint Joshua B. Deringer, David L. Williams and/or Patrick W. Galley, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of RiverNorth Funds: any and all Post-Effective Amendments to Registration Statement File No. 333-136185; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 20 day of January, 2023.

/s/ Patrick W. Galley
Patrick W. Galley
Trustee

STATE OF FLORIDA

COUNTY OF WEST PALM BEACH

The foregoing instrument was acknowledged before me this 20th day of January 2023, by Patrick W. Galley, a person known to me.

/s/ Erin Heitman
(NOTARY SEAL)	Erin Heitman
Notary Public – State of Florida

RIVERNORTH FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of RiverNorth Funds hereby appoint Joshua B. Deringer, David L. Williams and/or Patrick W. Galley, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of RiverNorth Funds: any and all Post-Effective Amendments to Registration Statement File No. 333-136185; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 20 day of January, 2023.

/s/ J. Wayne Hutchens
J. Wayne Hutchens
Trustee

STATE OF FLORIDA

COUNTY OF WEST PALM BEACH

The foregoing instrument was acknowledged before me this 20th day of January 2023, by J. Wayne Hutchens, a person known to me.

/s/ Erin Heitman
(NOTARY SEAL)	Erin Heitman
Notary Public – State of Florida